STOCKHOLDERS' EQUITY	9 Months Ended
Sep. 30, 2016
Accounting Policies [Abstract]
STOCKHOLDERS' EQUITY

4.	STOCKHOLDERS’ EQUITY

Preferred Stock. The Company is authorized to issue 5,000,000 shares of $0.0001 par value preferred stock. As of September 30, 2016, no shares of preferred stock had been issued.

Common Stock - The Company is authorized to issue 100,000,000 shares of $0.0001 par value common stock. As of September 30, 2016, 20,000,000 shares were issued and outstanding.

Upon formation of the Company on July 27, 2015, the Board of Directors issued 10,000,000 shares of common stock for $1,000 in services to the founding shareholder of the Company. In addition, the founding shareholder made a contribution of $1,000 to the Company for the period ended June 30, 2016, which is recorded as additional paid-in capital.

Subsequently, and as previously reported on Form 8K, on September 12, 2016 the Company entered into a Subscription Agreement with Dongzhi Zhang for the purchase of 20 million shares of its restricted common stock at a price of $0.0001 per share. The sale was the result of a privately negotiated transaction without the use of public dissemination of promotional or sales materials. Richard Chiang, our then sole shareholder, officer and director, and the Company agreed to the redemption of 10,000,000 shares of the Company’s common stock at par value, i.e. $1,000, which had previously been issued to Mr. Chiang.